SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2001




                        CITIZENS COMMUNICATIONS COMPANY.
             (Exact name of Registrant as specified in its charter)


            Delaware                      001-11001              06-0619596
  (State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)                File Number)         Identification No.)

                        3 High Ridge Park, P.O. Box 3801
                           Stamford, Connecticut 06905
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 614-5600
               Registrant's Telephone Number, Including Area Code



                           No Change Since Last Report
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         Citizens Communications Company announced on March 30, 2001 that it plans to offer $3 billion worth of debt and equity securities under a shelf registration statement.

Item 7.  Financial Statements, Exhibits

         (c) Exhibits

             99.1 Press Release of Citizens Communications Company released March 30, 2001 announcing $3 billion shelf registration.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CITIZENS COMMUNICATIONS COMPANY.


Dated: April 4, 2001                  By:  /s/ Scott N. Schneider
                                         -------------------------------
                                      Name:    Scott N. Schneider
                                      Title:   Executive Vice President

                                  Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

Media:
   Brigid M. Smith, Assistant Vice President
   Corporate Communications
   (203) 614-5042
   bsmith@czn.com

          Citizens Communications Files $3 Billion Shelf Registration

Stamford, Conn., March 30, 2001 -- Citizens Communications Company (NYSE: CZN) announced its plans to offer $3 billion worth of debt and equity securities under a shelf registration statement. The net proceeds from the sale of these securities will be used to refinance its bank borrowings and other extensions of credit, to expand its networks, services and related infrastructure and fund working capital and pending and future acquisitions, and make further investments in the related telecommunications business as well as general corporate purposes.

The shelf registration statement filed with the Securities and Exchange Commission on Form S-3 permits the company to offer from time to time, common stock, preferred stock, depositary shares, debt securities, and warrants to purchase these types of securities up to a total dollar amount of $3 billion. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of these securities.

About Citizens Communications

Citizens Communications serves 1.4 million access lines in 17 states and is acquiring an additional 1.7 million access lines. Citizens owns 85 percent of Electric Lightwave, Inc. (NASDAQ:ELIX), a facilities-based, integrated communications provider that offers a broad range of services to telecommunications-intensive businesses throughout the United States. More information about Citizens can be found at www.czn.net.

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results because of, but not limited to, changes in the local and overall economy, changes in market conditions for debt and equity securities, the nature and pace of technological changes, the number and effectiveness of competitors in the company's markets, success in overall strategy, changes in legal or regulatory policy, changes in legislation, the company's ability to identify future markets and successfully expand existing ones, the mix of products and services offered in the company's target markets, the effects of acquisitions and dispositions and the ability to effectively integrate businesses acquired. These important factors should be considered in evaluating any statement contained herein and/or made by the company or on its behalf. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.